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                                                                   EXHIBIT 10.40

                           STANDARD INDUSTRIAL LEASE
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1.  Parties.  This Lease, dated for reference purposes only, October 17, 1994,
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is made by and between RSH PROPERTIES, L.L.C., a Georgia limited liability company (herein called "Lessor") and KING MAILING SERVICES, INC., a Georgia corporation (herein called "Lessee").

2.  Premises, Parking and Common Areas.
    ----------------------------------

    2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of DeKalb, State of Georgia, consisting of approximately 10.400 square feet of office/warehouse space in a free-standing building at 5588 New Peachtree Road, Chamblee, Georgia, herein referred to as the "Premises. The Premises are a building, herein referred to as the "Building." The Premises, the Building, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center."

3.  Term.
    ----

    3.1 Term. The term of this Lease shall commence on October 17, 1994 and end on October 31, 1997 unless sooner terminated pursuant to any provision hereof.

4.  Rent.
    ----

    4.1 Base Rent. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 1st day of each month of the term hereof, monthly payments in advance of $2,600.00 for the period October 17, 1994 through October 31, 1995; $2,816.67 for the period November 1, 1995 through ______________________.
Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

    4.2 Operating Expenses. Lessee shall pay to Lessor as reimbursement or directly all Operating Expenses, as hereinafter defined.

         (a) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for

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               (i)   The operation, repair and maintenance, in neat, clean,
          good order and condition, of the following:

                     (A) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common area lighting facilities and fences and gates;

                     (B)  Trash disposal services;

                     (C)  Tenant directories;

                     (D) Fire detection systems including sprinkler system maintenance and repair;

                     (E)  Security services;

                     (F) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense;"

               (ii) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2;

               (iii) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

               (iv) The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof;

               (v) The cost of water, gas and electricity to service the Common Areas.

          (b) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $-0- as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease. Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessees default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby.

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If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4, Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.   Use.

     6.1 Use. The Premises shall be used and occupied only for office/warehouse or for any other use which is reasonably comparable and for no
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other purpose.

     6.2  Compliance with Law.

     Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

     6.3  Condition of Premises.

     Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, which ever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.   Maintenance, Repairs, Alterations and Common Area Services.

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     7.1  Lessee's Obligations.  Lessee, at Lessee's expense, shall keep in good condition and repair the foundations, exterior walls, structural condition f interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof. Lessor shall not be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1.
Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes or any character, or by any other cause beyond the reasonable control of Lessor.

     7.2  Lessee's Obligations.

          (a) Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises.

          (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.1 or 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

          (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

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     7.3  Alterations and Additions.

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and material man's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to pose notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at it sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require. Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such

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     lien or claim.  In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

          (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term. Unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.   Insurance; Indemnity.
     --------------------

     8.1 Liability Insurance -- Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

     8.2 Property Insurance. Lessee shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements including Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk" as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, in the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee.

     8.3 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide."

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Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modifications except after thirty
(30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

     8.4 Waiver of Subrogation. Lessee and lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.5 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense, Lessee, as a material part of the consideration to lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and lessee hereby waives all claims in respect thereof against Lessor.

     8.6 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

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9.   Damage or Destruction.
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     9.1  Definitions.

          (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

          (b) "Premises Total Destruction" shall mean if the Promises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

          (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

          (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

          (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

          (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

          (g) Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph
     8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

     9.2  Premises Partial Damage; Premises Building Partial Damage.

          (a) Insured Loss:  Subject to the provisions of paragraphs 9.4 and
     9.5. If at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of other Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements as reasonably possible and this Lease shall continue in full force and effect.

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          (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and
     9.6, if at any time during the form of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10)days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement form Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible if Lessee does not give notice within such 10-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.3 Premises Total Destruction; Premises Building Total Destruction; Industrial Center Buildings Total Destruction.

          (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which fails into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or
     (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

     9.4  Damage near End of Term.

          (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend of renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than

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     twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease, if Lessee duly exercises such option during said twenty
     (20) day period. Lessor shall, at Lessor's expense repair such damage, but not Lessee' fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect, if Lessee fails to exercise such option during said twenty 920) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5  Abatement of Rent; Lessee's Remedies.


          (a) In the event lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.6 Termination -- Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  Real Property Taxes.
     -------------------

     10.1 Payment of Taxes. Lessee shall pay the real property tax, as defined in paragraph 10.3 applicable to the Industrial Center.

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     10.2 Definition of "Real Property Tax."  As used herein, the term
"real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased before June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.3 Personal Property Taxes.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) I any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  Utilities.  Lessee shall pay for all water, gas, heat, light, power,
     ---------
telephone and other utilities and services supplied to the Premises, together with any taxes thereon.

12.  Assignment and Subletting.
     -------------------------

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 Terms and Conditions of Assignment.   Regardless of Lessor's consent,
no assignment shall release Lessee of Lessee's obligations hereunder or after the primary liability of Lessee to pay the Base Rent and to perform all other obligations to be performed by Lessee hereunder, Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lese. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

          (a) Lessor hereby assigns and transfers to lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary, Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

          (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

          (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

          (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under the Lease.

          (e) The consent by lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of subletting, any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such actions shall not relieve such persons from liability.

          (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor or any security held by Lessor or Lessee.

          (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at it option and without any obligation to do so, may require any subleases to attorn to Lessor in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

          (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

          (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default except as may be otherwise stated by Lessor at the time.

          (k) With respect to any subletting to which Lessor has consented Lessor agrees to deliver a copy of any notice of default by lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee and the sublessee shall have a right of reimbursement and offset from and against lessee for any such defaults cured by the sublessee.

     12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13.  Default Remedies.
     ----------------

     13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

          (a) The vacating or abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by lessee hereunder as and when due where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however that the nature of Lessee's noncompliance is such that more than thirty (3) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such tared (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

          (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law such provision shall be of no force or effect.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

     13.2 Remedies. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor in such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided, that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lender. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessor to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligence prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by the Lessee to Lessor of Base Rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due then without any requirement for notice to Lessee. Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount.
The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder whether or not collected for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14.  Condemnation.  If the Premises or any portion thereof or the industrial
     ------------
Center are taken under the owner of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession whichever first occurs. If more than ten percent of the floor area of the Premises of more than twenty-five percent of that portion of the Common Areas designated as parking for the industrial Center is taken by condemnation. Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession, if Lessee does not terminate this Lease in accordance with the foregoing this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that his Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  Estoppel Certificate.
     --------------------

          (a) Each party (as "responding party") shall at any time upon not less than ten (10) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and affect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance. In any, and (ii) acknowledging that there are not to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

          (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

          (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16.  Lessor's Liability.  The term "Lessor" as used herein shall mean only the
     ------------------
owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

17.  Severability.  The invalidity of any provision of this Lease as determined
     ------------
by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

18.  Interest on Past-due Obligations.  Except as expressly herein provided, any
     --------------------------------
amount due to Lessor not paid when due bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

19.  Time of Essence.  Time is of the essence with respect to the obligations to
     ---------------
be performed under this Lease.

20.  Additional Rent.  All monetary obligations of Lessee to Lessor under the
     ---------------
terms of this Lease including but not limited to, Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

21.  Incorporation of Prior Agreements; Amendments.  This Lease contains all
     ---------------------------------------------
agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease

22.  Notices.  Any notice required or permitted to be given hereunder shall be
     -------
in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may be notice to the other specific a different address for notice purposes except that upon Lessee's taking possession of the Premises, the premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

23.  Waivers.  No waiver by Lessor or any provision hereof shall be deemed a
     -------
waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provisions, Lessor's consent to or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

24.  Recording.  Either Lessor or Lessee shall upon request of the other,
     ---------
execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

25.  Holding Over.  If Lessee, with Lessor's consent, remains in possession of
     ------------
the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, out all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

26.  Cumulative Remedies.  No remedy or election hereunder shall be deemed
     -------------------
exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27.  Covenants and Conditions.  Each provision of this Lease performable by
     ------------------------
Lessee shall be deemed both a covenant and a condition.

28.  Binding Effect Choices of Law.  Subject to any provisions hereof
     -----------------------------
restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

29.  Subordination.
     -------------

          (a) This Lease and any Option granted hereby at Lessor's option shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the Security thereto and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such Subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms, if any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lese, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten
     (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee hereby make constitute and irrevocably appoint Lessor at Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

30.  Attorney's Fees.  If either party or the broker(s) named herein bring an
     ---------------
action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

31.  Lessor's Access.  Lessor and Lessor's agents shall have the right to enter
     ---------------
the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

32.  Auctions.  Lessee shall not conduct, nor permit to be conducted, either
     --------
voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33.  Signs.  Lessee shall not place any sign upon the Premises of the Industrial
     -----
Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

34.  Merger.  The voluntary or other surrender of this Lease by Lessee, or a
     ------
mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

35.  Consents.  Except for paragraph 33 hereof, wherever in this Lease the
     --------
consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

36.  Guarantor.  In the event that there is a guarantor of this Lease, said
     ---------
guarantor shall have the same obligations as Lessee under this Lease.

37.  Quiet Possession.  Upon Lessee paying the rent for the Premises and
     ----------------
observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

38.  Security Measures.  Lessee hereby acknowledges that Lessor shall have no
     -----------------
obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, Lessor's sole option, from providing security protection for the Industrial Center or any part thereof as set forth in paragraph 4.2(b).

39.  Easements.  Lessor reserves to itself the right, from time to time, to
     ---------
grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessor.

40.  Performance Under Protest.  If at any time a dispute shall arise as to any
     -------------------------
amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged in at there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

41.  Authority.  If Lessee is a corporation, trust, or general or limited
     ---------
partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lease corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease deliver to Lessor evidence of such authority satisfactory to Lessor.

42.  Conflict.  Any conflict between the printed provisions of this Lease and
     --------
the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

43.  Offer.  Preparation of this Lese by lessor or Lessor's agent and submission
     -----
of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and lessee only when fully executed by lessor and lessee.

44.  Addendum.  Attached hereto is an addendum or addenda containing paragraphs
     --------
________ through __________ when constitute a part of this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LESE AND EACH TERM AND PROVISION CONTAINED HEREIN AND BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED THE TERMS OF THIS

LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

     LESSOR                                     LESSEE

     RSH PROPERTIES, L.L.C., a Georgia
     limited liability company                  KING MAILING SERVICES, INC.


     By: /s/ Joseph Segal             (SEAL)    By: /s/ Cary Rosenthal
         -----------------------------             -------------------
            Member                              Title: /s/Chairman of the Board
                                                      -------------------------

     Executed on October 17, 1994               Executed on October 17, 1994

     ADDRESS FOR NOTICES AND RENT               ADDRESS FOR NOTICES

     c/o Phoenix Communications, Inc.           c/o Phoenix Communications, Inc.
     5664 New Peachtree Road                    5664 New Peachtree Road
     Atlanta, Georgia 30341                     Atlanta, Georgia 30341

For these forms write the American Industrial Real Estate Association, 350 South Fiqueroa St., Suite 275, Los Angeles, CA 90071 (213) 887-8777

                  FIRST AMENDMENT TO STANDARD INDUSTRIAL LEASE


     THIS FIRST AMENDMENT TO STANDARD INDUSTRIAL LEASE (the "Amendment") is made and entered into as of the 1st day of July, 1996, by and between RSH PROPERTIES, L.L.C., a Georgia limited liability company (the "Lessor") and KING MAILING SERVICES, INC., a Georgia corporation (the "Lessee").

                                  WITNESSETH:

     THAT, WHEREAS, Lessor and Lessee entered into a certain Standard industrial Lease (the "Lease") dated October 17, 1994; and

     WHEREAS, Lessor and Lessee desire to amend certain terms and provision of the Lease, as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid by each party hereto to the other party hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

     45. Paragraph 4.1 of the Lease is hereby amended by deleting the words and numbers "October 31, 1996; and $3,033.33 for the period of November 1, 1996 through October 31, 1997" and by inserting in lieu thereof the words and numbers "June 30, 1996; $3,316.67 for the period July 1, 1996 through October 31, 1996; and $3,533.33 for the period November 1, 1996 through October 31, 1997".

     46. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

     47. Except as herein specifically amended, all terms and provisions of the Lease shall remain in full force and effect and unamended.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed, sealed and delivered as of the day and year first above written.

                                    LESSOR:

                                    RSH PROPERTIES, L.L.C., a Georgia limited liability company

                                    By: /s/ Joseph Segal          (SEAL)
                                        --------------------------
                                            Member

                                    LESSEE:

                                    KING MAILING SERVICES, INC., a Georgia
                                    corporation

                                    By: /s/Cary Rosenthal
                                       ---------------------------
                                    Title: Chairman
                                           -----------------------

                 SECOND AMENDMENT TO STANDARD INDUSTRIAL LEASE


     THIS SECOND AMENDMENT TO STANDARD INDUSTRIAL LEASE (the "Amendment") is made and entered into as of the 1st day of July, 1997, by and between RSH PROPERTIES, L.L.C., a Georgia limited liability company (the "Lessor") and KING MAILING SERVICES, INC., a Georgia corporation (the "Lessee").

                                  WITNESSETH:

     THAT, WHEREAS, Lessor and Lessee entered into a certain Standard industrial Lease dated October 17, 1994, which Standard Industrial Lease was amended by that certain First Amendment to Standard Industrial Lease between Lessor and Lessee, dated as of July 1, 1996 (the Standard Industrial Lease, amended by the First Amendment to Standard Industrial Lease, is hereinafter referred to as the "Lease"); and

     WHEREAS, Lessor and Lessee desire to provide for a five (5) year extension of the Term of the Lease as hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid by each party hereto to the other party hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

     48. All capitalized words and phrases used in this Amendment shall have the meanings ascribed to them in the Lease, unless specified herein to the contrary.

     49. The Lease is hereby amended to provide a five (5) year extension of the Term, which five (5) year extension commences on November 1, 1997 and continues through October 31, 2002. All terms and provisions of the Lease during the five (5) year extension shall remain in full force and effect except that the monthly amount of Base Rent for the Premises under the Lease shall be as follows:

         $3,674.66 for the period November 1, 1997 through October 31, 1998; $3,821.65 for the period November 1, 1998 through October 31, 1999; $3,974.52 for the period November 1, 1999 through October 31, 2000; $4,133.50 for the period November 1, 2000 through October 31, 2001; and $4,298.84 for the period November 1, 2001 through October 31, 2002;

     50. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     51. Except as herein specifically amended, all terms and provisions of the Lease shall remain in full force and effect and unamended.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed, sealed and delivered as of the day and year first above written.

                                    LESSOR:

                                    RSH PROPERTIES, L.L.C., a Georgia limited liability company

                                    By: /s/ Joseph Segal               (SEAL)
                                        -------------------------------
                                         Member

                                    LESSEE:

                                    KING MAILING SERVICES, INC., a Georgia
                                    corporation

                                    By: Cary Rosenthal
                                       ----------------------------------
                                    Title: Chairman
                                          -------------------------------

                                       2